UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 5, 2020

General Electric Company
(Exact name of registrant as specified in its charter)

New York			001-00035	14-0689340
(State or other jurisdiction of incorporation)			(Commission File Number)	(IRS Employer Identification No.)

5 Necco Street,	Boston,	MA		02210
(Address of principal executive offices)				(Zip Code)

(Registrant’s telephone number, including area code) (617) 443-3000

_______________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.06 per share	GE	New York Stock Exchange
Floating Rate Notes due 2020	GE 20E	New York Stock Exchange
0.375% Notes due 2022	GE 22A	New York Stock Exchange
1.250% Notes due 2023	GE 23E	New York Stock Exchange
0.875% Notes due 2025	GE 25	New York Stock Exchange
1.875% Notes due 2027	GE 27E	New York Stock Exchange
1.500% Notes due 2029	GE 29	New York Stock Exchange
7 1/2% Guaranteed Subordinated Notes due 2035	GE /35	New York Stock Exchange
2.125% Notes due 2037	GE 37	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)	GE held its annual meeting of shareholders on May 5, 2020 (the “Annual Meeting”).

(b)
At the Annual Meeting, shareholders elected all of the Company’s nominees for director; approved our named executives’ compensation (“Say on Pay”) and ratified the appointment of KPMG LLP as the Company’s independent auditor for 2020 (“Auditor Ratification”). The shareholders did not approve the shareholder proposal related to the appointment of an independent Chairman of the board.

Election of Directors

	For	Against	Abstain	Non-Votes
1. Sébastien Bazin	4,353,773,228	900,409,786	15,827,998	1,235,018,598
2. Ashton Carter	5,216,082,364	39,073,610	14,855,037	1,235,018,598
3. H. Lawrence Culp, Jr.	5,016,963,337	224,558,522	28,489,152	1,235,018,598
4. Francisco D’Souza	5,069,260,501	185,477,357	15,271,153	1,235,020,598
5. Edward Garden	5,129,466,641	125,200,881	15,343,490	1,235,018,598
6. Thomas Horton	4,994,318,498	260,054,303	15,638,210	1,235,018,598
7. Risa Lavizzo-Mourey	5,126,592,527	118,329,368	25,089,117	1,235,018,598
8. Catherine Lesjak	5,172,889,413	83,161,910	13,959,687	1,235,018,598
9. Paula Rosput Reynolds	5,117,937,133	137,831,152	14,242,726	1,235,018,598
10. Leslie Seidman	5,173,970,187	81,762,391	14,278,434	1,235,018,598
11. James Tisch	4,326,196,496	929,189,034	14,623,481	1,235,020,598

Management Proposals
	For	Against	Abstain	Non-Votes
1. Say on Pay	3,856,456,513	1,380,982,759	32,569,739	1,235,018,598
2. Auditor Ratification	5,784,226,396	701,258,363	19,544,850	0

Shareholder Proposal
	For	Against	Abstain	Non-Votes
1. Independent Chair	1,361,408,101	3,879,368,406	29,168,724	1,235,084,378

(2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Electric Company
(Registrant)

Date: May 11, 2020	/s/ Christoph A. Pereira
Christoph A. Pereira Vice President, Chief Risk Officer and Chief Corporate Counsel

(3)